Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

Supplement dated October 31, 2025 to the current variable annuity prospectuses for:

•	Retirement Cornerstone ® Series 19
•	Retirement Cornerstone ® Series 19 Series E

This Supplement updates certain information in the most recent statutory prospectuses, initial summary prospectuses, and updating summary prospectuses, and in any supplements thereto (collectively, the “Prospectus”). Unless otherwise indicated, all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Nomura Holding America Inc. has entered into an agreement to acquire certain Macquarie Asset Management public investments businesses, with an anticipated closing on or about November 1, 2025. Due to this acquisition, certain Macquarie portfolios are being renamed and the portfolios’ subadvisers will change. Accordingly, effective upon the closing of the acquisition and the effectiveness of any necessary portfolio regulatory filings, the Appendix: “Investment Options available under the contract” will be amended to change the portfolios’ names by replacing all references to Macquarie with Nomura, and to remove subadvisers as follows:

		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	Nomura VIP High Income Seri es — Delaware Management Company	0.97%	6.19%	3.51%	4.13%
Please Note: The portfolio’s former name may
continue
to be used in certain documents for a period of time after the date of this Supplement.

New Biz/In Force	Catalog No. 800257
#67218